Revenue	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Revenue
6.	Revenue

	Years Ended December 31

(in thousands)	2022		2021

Sales

Gold credit sales	$529,698	50%	$561,920	47%
Silver

Silver credit sales	$400,372	38%	$489,936	41%

Concentrate sales	70,631	6%	83,493	7%

Total silver sales	$471,003	44%	$573,429	48%

Palladium credit sales	$32,160	3%	$45,834	4%

Cobalt sales	$32,192	3%	$20,482	1%

Total sales revenue	$1,065,053	100%	$1,201,665	100%
Gold, Silver and Palladium Credit Sales
Under certain PMPAs, precious metal is acquired from the mine operator in the form of precious metal credits, which is then sold through bullion banks. Revenue from precious metal credit sales is recognized at the time of the sale of such credits, which is also the date that control of the precious metal is transferred to the customer.
During the year ended December 31, 2022, sales to three financial institutions accounted for 29%, 24% and 20% of the Company’s revenue as compared to sales to four financial institutions accounted for 28%, 25%, 11% and 10% of the Company’s revenue during the comparable period of the previous year. The Company would not be materially affected should any of these financial institutions cease to buy precious metal credits from the Company as these sales would be redirected to alternate financial institutions.
The Company will occasionally enter into forward contracts in relation to precious metal deliveries that it is highly confident will occur within a given quarter. The sales price is fixed at the delivery date based on either the terms of these short-term forward sales contracts or the spot price of precious metal.
Concentrate Sales
Under certain PMPAs, gold and/or silver is acquired from the mine operator in concentrate form, which is then sold under the terms of the concentrate sales contracts to third-party smelters or traders. Where the Company acquires precious metal in concentrate form, final precious metal prices are set on a specified future quotational period (the “Quotational Period”) pursuant to the concentrate sales contracts with third-party smelters, typically one to three months after the shipment date, based on market prices for precious metal. The contracts, in general, provide for a provisional payment based upon provisional assays and quoted gold and silver prices. Final settlement is based upon the average applicable price for the Quotational Period applied to the actual number of precious metal ounces recovered calculated using confirmed smelter weights and settlement assays. Revenues and the associated cost of sales are recorded on a gross basis under these contracts at the time title passes to the customer, which is also the date that control of the precious metal is transferred to the customer. The Company has concluded that the adjustments relating to the final assay results for the quantity of concentrate sold are not significant and do not constrain the recognition of revenue.
Cobalt Sales
Cobalt is sold to a third-party sales agent who generally
on-sells
the cobalt to Wheaton approved third party customers. Revenue from the sale of cobalt is recognized once the third-party customer and sales terms have been agreed to between Wheaton and the third-party sales agent, which is also the date that control of the cobalt is transferred to the third-party sales agent. Should the sales agent retain the cobalt for their own use, revenue is recognized once the sales terms have been agreed to between Wheaton and the third-party sales agent and the product has been delivered, which is also the date that control of the cobalt is transferred to the third-party sales agent.